SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant [ x ]

[  ]  Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

x	Definitive Proxy Statement (revised)

Definitive Additional Materials

Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

American Enterprise Development Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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x	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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American Enterprise Development Corporation

1240 Blalock Road, Suite 150

Houston, Texas 77055

Dear Stockholder:

You are cordially invited to attend our Annual Meeting of Stockholders on June 23, 2006, at 1:00 p.m., local time, at the offices of Havoc Distribution, Inc. ___________________ , Dallas, Texas ______ . You will be asked to consider and vote upon the following proposals:

*	to elect five directors;

*	Approval the 2006 Stock Plan for Directors, Officers and Consultants

*	Confirmation and approval of the Company’s auditor;

Our board of directors has set a record date of June 23, 2006 for this meeting of the shareholders of the Corporation.

All stockholders are encouraged to vote their shares, either by voting in person at the rescheduled Annual Meeting of Stockholders or by completing, signing, dating and returning the yellow proxy card enclosed. If you submitted a proxy card in response to the prior proxy statement, please resubmit your proxy votes by using the yellow proxy card enclosed.

We look forward to seeing you, and would like to take this opportunity to remind you that your vote is very important.

Sincerely,

C. K. Willians
CEO and President

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

1240 Blalock Road, Ste. 150

Houston, Texas 77055

(713) 266-3700

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of American Enterprise Development Corporation:

The 2006 Annual Meeting of Stockholders of American Enterprise Development Corporation (the “Company”) will be held at Havoc Distribution, Inc., _____________ , Dallas, Texas ______  on June 23, 2006 at 1:00, for the following purposes:

*	to elect five directors;

*	Approval the 2006 Stock Plan for Directors, Officers and Consultants

*	Confirmation and approval of the Company’s auditor;

 You have the right to receive notice and to vote at the annual meeting if you were a stockholder of record at the close of business on November 22, 2005. Whether or not you expect to be present in person at the annual meeting, please sign the enclosed proxy and return it promptly in the envelope provided.  Instructions are shown on the proxy card.  In the event there are not sufficient votes for a quorum or to approve or ratify any of the foregoing proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of the proxies by the Company.

By Order of the Board of Director,

C. K. Williams

President

This is an important annual meeting. To ensure proper representation at the annual meeting, please complete, sign, date and return the proxy card in the enclosed, self-addressed envelope. Even if you vote your shares prior to the annual meeting, you still may attend the meeting and vote your shares in person.

2

TABLE OF CONTENTS

N Notice of Annual Meeting of Stockholders

Pr Proxy Statement

Pr Proposal 1: Election of Directors

Pr Proposal 2: Approval of the acquisition of El Pegasu

P Proposal 3: Approval to give the Company’s Board of Directors authority to amend the Articles of Incorporation for a period of 12 months

Pr Proposal 4: Ratification of Selection of Registered Independent Accountant

Proposal 5: Approval of transition to self-managed fund

Ot Other Business

E Exhibit A: 2004 Annual Report on Form 10-KSB

Ex Exhibit B: Quarterly Report for the period ending September 30, 2005

AMERICAN ENTERPRISE DEVELOPMENT CORPORATION

1240 Blalock Road, Ste. 150

Houston, Texas 77055

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of American Enterprise Development Corporation (the “Company” or “AEND”) for use at the Company’s 2006 Annual Meeting of Stockholders (the “Meeting”) to be held on June 23, 2006 , at 1:00 p.m. local time, at ___________ , Dallas, Texas ____  and at any adjournments thereof.  This Proxy Statement and the accompanying proxy card are first being sent to stockholders on or about June 1, 2006.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares).  If you properly sign and date the accompanying proxy card, and the Company receives it in time for the Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the executed proxy card, the shares covered by the proxy card will be voted for the election of the nominees as directors and for the other matters listed in the accompanying Notice of Annual Meeting of Stockholders.

If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Corporate Secretary in writing, by submitting a properly executed, later-dated proxy or by voting in person at the Meeting. Any stockholder of record attending the Meeting may vote in person whether or not he or she has previously voted his or her shares.  If a broker, bank, or other institution or nominee holds your shares for your account (“Broker Shares”), you may vote such shares at the Meeting only if you obtain proper written authority from your institution or nominee and present it at the Meeting.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

*	to elect five directors;

*	Approval the 2006 Stock Plan for Directors, Officers and Consultants

*	Confirmation and approval of the Company’s auditor;

Voting Securities

You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on May 25, 2006 (the “Record Date”).   On May 25, 2006 there were 47,464, 332 shares of the Company’s common stock outstanding.  Each share of common stock is entitled to one vote.

If a majority of the shares entitled to vote are present at the Meeting, then a quorum has been reached and the Meeting can commence. If a quorum is not present at the Meeting, or if a quorum is present but there are not enough votes to approve any of the proposals, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies.  Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit further solicitation of proxies.  A stockholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval on such proposal(s). An abstention from the vote on an adjournment will have the same effect as a vote against the adjournment motion. Broker non-votes will be treated as not present and not entitled to vote with respect to an adjournment motion and will have no effect on the outcome of an adjournment motion.

The affirmative vote of a plurality of the votes cast at the Meeting is required to elect the five nominees as directors. This means that the five nominees will be elected if they receive more affirmative votes than any other person. Because each director nominee is running unopposed, any nominee can be elected upon any affirmative vote regardless of whether such nominee receives more than 50% of the stockholder vote.  Abstentions will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting is required to approve all other matters brought before the shareholders at the annual meeting.

An abstention from voting on these proposals will have the effect of a negative vote with respect to these proposals. Broker non-votes will be treated as not present and not entitled to vote with respect to these proposals and will have no effect on the outcome of the vote on these proposals.

Information Regarding this Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, and proxy card. The Company has requested that brokers, nominees, fiduciaries and other persons holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners.  The Company will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mails, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or regular employees of the Company (without special compensation therefore).

Voting and Revocation of Proxies

If a stockholder is a corporation or partnership, the accompanying proxy card must be signed in the full corporate or partnership name by a duly authorized person. If the proxy card is signed pursuant to a power of attorney or by an executor, administrator, trustee or guardian, the signer’s full title must be given and a certificate or other evidence of appointment must be furnished. If shares are owned jointly, each joint owner must sign the proxy card.

Any proxy duly given pursuant to this solicitation may be revoked by the stockholder, at any time prior to the voting of the proxy, by written notice to the Company’s Corporate Secretary, by a later dated proxy signed and returned by mail or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute a revocation of a proxy.

Security Ownership of Management and Certain Beneficial Owners

The following table sets forth certain information as of November 1, 2005, with respect to the beneficial ownership of the common stock by (i) each person known to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, (ii) each of the Company’s executive officers and directors and (iii) all of the Company’s executive officers and directors as a group.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage Beneficially Owned
Interested Directors:
C. K. Williams	12,000,000	25%
Samuel David	9,000,000	19%

Independent Directors:
William Carmichael	88,333	*
Paul Schaefer	126,666	*
Robert Wilson	10,000	*

Other Beneficial Owners:
Wendell Eugene Ormiston	9,000,000	19%
Andre Nicholson	3,000,000	6.3%
Marco Arce	3,000,000	6.3%

All directors and executive officers as a group	21,224,999	44%

*	Less than 1%.

(1)	Unless otherwise indicated, the address of each person listed in this table is: 1240 Blalock Rd., Ste. 150, Houston, Texas 77055.

Dollar Range of Securities Beneficially Owned By Directors

Set forth below is the dollar range of equity securities beneficially owned by each director of the Company as of May 25, 2006.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Name of Director	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
2 Interested Directors:
C. K. Williams	Over $100,000
Samuel Davis	Over $100,000

Independent Directors:
Paul Schaefer	Over $100,000
William Carmichael	Over $100,000
Robert Wilson	$10,000-50,000

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934.

(2)	The dollar ranges are: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

(3)

The dollar range of equity securities owned by each director in the Company is based on the closing price of the Company’s common stock $2.50  per share on May 25, 2006  on the NASD Over the Counter Bulletin Board.

PROPOSAL 1

ELECTION OF DIRECTORS

As permitted by the Company’s bylaws, the board of directors has adopted a resolution setting the number of directors at five (5) unless otherwise designated by the board of directors.  Directors are elected for a terms of one to three years expiring at the annual meeting of stockholders following the end of their term. Directors serve until their successors are elected and qualified.

The following directors, all of which are currently serving on the Board of Directors have been nominated by the Board of Directors for the term set forth below:

Samuel Davis – 3 years

C. Kent Williams – 3 years

Paul Schaefer – 1 year

Robert Wilson – 1 year

William Carmichael – 1 year

No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

A stockholder can vote for or withhold his or her vote from any or all of the nominees.  In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy for the election of all the nominees named above. If any of the nominees should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person or persons as are nominated as replacements.  Each nominee has agreed to be named in this Proxy Statement and to serve as a director if elected.  The board of directors has no reason to believe that any of the persons named will be unable or unwilling to serve.

The affirmative vote of a plurality of the votes cast at the Meeting is required to elect the five (5) nominees as directors. This means that the five (5) nominees will be elected if they receive more affirmative votes than any other person.  Because each director nominee is running unopposed, any nominee can be elected upon any affirmative vote regardless of whether such nominee receives more than 50% of the stockholder vote.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF THE NOMINEES AS NAMED IN THIS PROXY STATEMENT.

Information about the Nominees

Certain information with respect to each of the eight nominees for election at the Meeting is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each nominee holds, and the year in which each nominee became a director of the Company.

In addition, the nominees for election as directors of the Company have been divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Moreover, the board of directors has determined that Paul Schaefer, Robert Wilson and William Carmichael are “independent directors” within the meaning of Section 121(A) of the American Stock Exchange Company Guide.

Nominees

Interested Directors

William Samuel Davis – 47.  Mr. Davis has been in the land development and home construction business since 2000.  He is a founder of El Pegasu International and Havoc Distribution, Inc.  Mr. Davis attended Tarleton State University for two years before returning to work with the family plumbing, heating and air conditioning business.  His prior experience includes work with David Tindle, a home-builder in Odessa, Texas.  He has worked with ASAI, Inc. and Team Technical, Inc. a subsidiary of Gibbs Construction.

C. K. Williams -- 48.  Mr. Williams is an experienced entrepreneur and was a principal founder and president of Havoc Distribution, Inc. and El Pegasu International, Inc. prior to assuming the helm of American Enterprise Development Corp.  Mr. Williams has worked on the development and marketing of energy drinks, including the predecessor brands to “Havoc,” since 2000.  El Pegasu International, Inc. an an entity providing interim construction loans for affordable housing in Texas.  Mr. Williams brings to the Company a background in real estate, investment, property development and acquisition.  He managed the Willco, Inc. Group, a real estate investment company from 1985 to 1989.  He holds a Masters of Education and a B.S. degree from Texas Tech University.   He played varsity basketball, competed internationally and was drafted by the Seattle Supersonics of the NBA.

Independent Directors

Paul Schaefer, 69 – Mr. Schaefer’s thirty-five year career has involved investment banking, real estate investments, and investment advisory services. He has had considerable experience in real estate and serving as a mentor for emerging companies. Paul was Founder/President of an Investment Banking firm, from 1961 through 1974.  In 1972 he was Founder/Director of a 400-agent California real estate brokerage firm.  As a broker, since 1992 he has been self-employed, purchasing Texas multiple residential properties valued at $150 million.  From 1972 to the present he has worked as a real estate developer of single-family homes and lots in excess of 3,000 units. Concurrently with that venture he is actively managing an investment portfolio and is a venture capital investor/consultant. Mr. Schaefer also has many years of experience as a teacher/instructor at the secondary and university level. He is the founder of several schools and residential treatment centers. He currently serves as Founder/Director of a foundation serving the underprivileged.

Robert Wilson, 50 – Mr. Wilson has been in the securities industry for more than 18 years working with both small and large securities brokerage firms and investment advisors.  He has been a principal of the Forte Group, Inc. since 2000.  Robert is a CPA and was an auditor with Price Waterhouse prior to working in the operations department at Texas First Securities.  He subsequently worked at Kemper Securities (formerly Underwood Neuhaus) a regional investment-banking firm, in the Compliance and Internal Audit Department.  Mr. Wilson founded his own accounting and consulting firm providing financial and compliance services to small and regional investment brokerage firms.  He served as President of Mitchell Rotan, a local investment-banking firm, from 1995-1999, where he helped structure various private placements and syndicate underwritings.  He has been a member of the NASD Board of Arbitrators since 1990.  He also served on the Securities and Capital Markets Committee of the Texas Society of CPAs and was a member of the American Association of Certified Public Accountants.  He has passed qualifications to be registered by the NASD with Series 7, 24, 27, 53 and 63 Securities Licenses.

William Carmichael, 50 – Mr. Carmichael has served as a Director since June 30, 2000.  Mr. Carmichael brings with him a small business management and Internet development background.  In 1999 he founded The American Song and Book Company, Inc., d/b/a/ MannaBeach.com, which is an Internet e-commerce business where he served as Chairman and CEO.  In 1999 Mr. Carmichael served for a short time as the Director of Marketing for iExalt, Inc. before founding MannaBeach.  From 1996 through 1999 Mr. Carmichael worked in the sales and marketing division for TechQuip, a Houston based technical equipment retailer and, from 1990 to 1995, managed his own construction business.  For the last three years he has been the marketing representative in Tennessee for Lapp USA, a major electronic component manufacturer.

Within the last five years, no director, officer, significant employee or consultant has been convicted in a criminal proceeding, exclusive of traffic violations.  Similarly, no bankruptcy petitions have been filed by or against any business or property of any director, officer, significant employee or consultant nor has any bankruptcy petition been filed against a partnership or business association where these persons were general partners or executive officers.  No director, officer, significant employee or consultant has been permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities or banking activity.

Meetings of the Board of Directors and Committees

During 2005, the board of directors held five board meetings. All directors attended at least 75% of the aggregate number of meetings of the board of directors and applicable committee meetings on which each director served. The Company requires each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders.

The board of directors’ goal is to assemble a board of directors that brings to the Company a variety of perspectives and skills derived from high quality business and professional experience.

Other than the foregoing, there are no stated minimum criteria for director nominees, although the independent directors of the board of directors may also consider such other factors as they may deem to be in the best interests of the Company and its stockholders.  The board of directors also believes it is appropriate for certain key members of the Company’s management to participate as members of the board of directors.

The independent directors of the board of directors identify nominees by first evaluating the current members of the board of directors willing to continue in service. Current members of the board of directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the board of directors with that of obtaining a new perspective. If any member of the board of directors does not wish to continue in service or if the independent directors or the board of directors decides not to re-nominate a member for re-election, the independent directors will identify the desired skills and experience of a new nominee in light of the criteria above. The entire board of directors is polled for suggestions as to individuals meeting the aforementioned criteria. Research may also be performed to identify qualified individuals. To date the Company has not engaged third parties to identify or evaluate or assist in identifying potential nominees, although the Company reserves the right in the future to retain a third party search firm, if necessary. The independent directors of the board of directors recommended the re-nomination of all of the Company’s current directors for re-election at this Meeting.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact the Company’s Corporate President.  However, if stockholders feel their questions have not been addressed, they may communicate with the Company’s board of directors by sending their communications to an individual director(s) or to the Company’s board of directors, c/o Corporate Secretary, 1240 Blalock Road, Ste. 150, Houston, Texas 77055. All stockholder communications received by our Corporate Secretary in this manner will be delivered to the individual director(s) or to the Company’s board of directors.

Code of Ethics

Each executive officer, director and employee of the Company is subject to the Company’s Code of Ethics, a copy of which is available upon request.

Officers

Mr. C.K. Williams, whose personal information is set forth above is the Company’s only officer serving as both the President and Secretary of the Corporation.

Compensation of Executive Officers and Directors

Compensation Table. The following table sets forth compensation that the Company paid during the year ended December 31, 2005 to all the directors and the three highest paid executive officers of the Company (collectively, the “Compensated Persons”) in each capacity in which each Compensated Person served. Certain of the Compensated Persons served as both officers and directors.

The Company’s directors are divided into two groups — interested directors and independent directors. Interested directors are “interested persons” as defined in the Investment Company Act of 1940.

Name and Position	Aggregate Compensation from the Company	Securities Underlying Options	Pension or Retirement Benefits Accrued as Part of Company Expenses	Directors Fees Paid by the Company in Stock

Interested Directors:
Jonathan Gilchrist
Chairman and President	$72,000	none	none	--
James Carroll
	none	none	none	--
Independent Directors:
Paul Schaefer
Director	—	—	—	--
Robert Wilson
Director, Audit Chairman	—	—	—	--
William Carmichael
Director	—	—	—	--

Stock Option Awards

The Company does not have a stock option plan.

Employment Agreements

As of the Record Date, the Company does not currently have employment agreements with any of its Officers or key employees.

Certain Relationships and Related Party Transactions

During 2003, 2004 or 2005, the Company executed the following transactions with certain directors, executive officers or shareholders who own beneficially more than 5% of the Company’s shares, or members of the immediate family of any of those persons, or other entities in which such persons beneficially own more than 5%:

Under an agreement approved on August 29, 2003 by the Board of Directors, Jonathan Gilchrist is to receive compensation of $8,000 per month beginning in October, 2003.  His compensation for February through December 2004 was not paid, but was accrued.  In December 2004, Mr. Gilchrist agreed to reduce his $88,000 accrued receivable to $16,133 and to accept it in the form of the Company’s common stock totaling 146,667 shares.  At that time, no shares had yet traded on the Nasdaq OTC Bulletin Board and the best bid price was $0.11 per share.  All but $24,000 (which is included in “Accounts payable - related parties”) of his monthly compensation has been paid in cash during 2005.

Under an Investment Advisory Agreement approved on August 29, 2003 by the Company’s shareholders, Goldbridge Capital, LLC was appointed as the Company’s Investment Advisor for an initial term of two years.  Under the terms of the Agreement, Goldbridge will receive a fee of 1.5% of assets under management and bonus participations in years when the Company realizes returns in excess of 25%.  Any fees otherwise due under this agreement through December 31, 2003, were waived by Goldbridge.  Fees of $21,844 and $6,898 were payable under the Agreement to Goldbridge as of December 31, 2005 and 2004, respectively.   In late 2005, the Board of Directors and shareholders of the Company voted to become a self-managed fund effective January 1, 2006.

In 2004 no cash compensation was paid to the Company’s independent directors, but in December 2004 the Board agreed to issue 5,000 shares to each of the three independent directors - Mr. Carmichael, Mr. Schaefer, and Mr. Wilson.  The Board issued an additional 5,000 shares to Mr. Wilson for his having agreed to serve as the chairman of the audit committee.  In 2005 no cash or stock compensation was paid to the Company’s independent directors.

PROPOSAL 2

RATIFICATION OF THE COMPANY’S 2006 STOCK

PLAN FOR DIRECTORS, OFFICERS AND CONSULTANTS

The 2006 Stock Plan for Directors, Officers and Consultants was approved to enhance the ability of American Enterprise Development Corporation to attract and retain highly qualified and experienced employee, directors, officers and consultants.   The plan has a term of up to ten years.  Six million shares of common stock (6,000,000) have been reserved for issuance by the Board of Directors under the Plan.  The Board may amend, alter or discontinue the Plan but no amendment or alteration shall be made which would impair the rights of any participant without his consent.  The Plan is not subject to the provisions of the Employment Retirement Income Security Act of 1974.  The Plan was approved by the Board of Directors on May 25, 2006 and will expire ten years from its effective date.  Participants may obtain additional information by contacting the Agent for Service of Process indicated on the cover page of this registration statement.  The existence of the Plan does not preclude the Board from adopting other or additional incentive arrangements in the future.

The Plan is administered by the Compensation Committee of the Board of Directors under the supervision of the Board of Directors.  No employees, officers or affiliates of the Company may sit on the Compensation Committee.  The Board has authorized 6 million shares of common stock to be reserved and set-aside under the Plan.  Shares granted under the Plan shall have all voting rights, dividend rights and all other rights held by all other owners of the Company’s common stock.  No grants of stock or stock options have been made under the plan prior to the date of this registration statement.  The Committee may also make eligible grants of preferred stock under the terms of the Plan.  In addition, the Committee may make grants of restricted stock under the Plan and participants who receive such restricted stock will not be able to sell such stock unless the stock can be sold under a recognized exemption from the registration requirements of the Securities Act or under the provisions of Rule 144.

Eligible participants under the Plan include directors, employees, officers, consultants, advisors and attorneys of the Company and its wholly owned subsidiaries.   Grants may include bonuses, and other incentive compensation to eligible participants in the Plan.  If a recapitalization of the Company’s securities should occur at any time during which employees have outstanding option right under the Plan, such as a stock split, or stock dividend, then the number of shares exercisable by the Plan participant shall be adjusted as provided in the option or warrant.

All plan participants will receive complete plan information in addition to the option or warrant agreement related specifically to the stock grant for that participant.  In addition, the Company will provide to each participant a copy of its annual report.

Participants receiving grants under the plan will experience certain tax consequences related to the value of the securities they receive on the date of the grant.  This means that if a participant receives a grant with a value higher than the cost basis of that employee in the grant (a stock option for example), then the participant will be liable for the value of the security on the date of the grant as income.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF THE PLAN.

PROPOSAL 3:

RATIFICATION OF

SELECTION OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

The Board of Directors has selected the firm of Harper & Pearson Company as the registered independent public accounting firm for the Company for the year ending December 31, 2006.  If the stockholders ratify the selection of Harper & Pearson Company as the Company’s registered independent public accounting firm, Harper & Pearson Company also will be the registered independent public accounting firm for any subsidiaries of the Company.

Harper & Pearson Company has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries.   We have had no disagreements with prior accountants on any matter of accounting principal or practice, financial statement disclosure, auditing scope or procedure, whereby such disagreements, if not solved to the satisfaction of the accountants would have caused them to make a reference thereto in their report on the financial statements for the fiscal years ending December 31, 2004 and December 31, 2005 and there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote at the Meeting is required to approve this proposal.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS PROPOSAL

ANNUAL REPORT TO SHAREHOLDERS

Included with this Proxy Statement is the Company’s 2004 Annual Report on Form 10-KSB for the year ended December 31, 2005, the current disclosure on Form 8-K related to the acquisition of Havoc Distribution, Inc., and the Form 10-Q for the quarter ended March 31, 2006.

SHAREHOLDER PROPOSALS

Proposals from shareholders intended to be present at the next Annual Meeting of shareholders should be addressed to American Enterprise Development Corporation, 1240 Blalock Rd., Ste. 150, Houston, Texas 77055, and must be received by June 10, 2006.  Upon receipt of such proposal, we shall determine whether or not to include any such proposal in the Proxy Statement and proxy in accordance with applicable law and the Bylaws of the Corporation.  It is suggested that shareholders forward such proposal by Certified Mail-Return Receipt Requested.   For the Current annual meeting, any shareholder Proposal submitted after December 12, 2005 at 3:15 p.m. shall be considered outside the process of Rule 14a-8 and will be considered untimely.

OTHER BUSINESS

The board of directors knows of no other business to be presented for action at the Meeting.  If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with the judgment of the person or persons exercising the authority conferred by the proxy at the Meeting.  The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met.

You are cordially invited to attend the Meeting of Stockholders in person. Whether or not you plan to attend the Meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope.

By Order of the Board of Directors,

C. K. Williams

Corporate President

Houston, Texas

June 1, 2006